UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 23, 2018

MANITEX INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Charter)

Michigan	001-32401	42-1628978
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9725 Industrial Drive, Bridgeview, Illinois 60455

(Address of Principal Executive Offices) (Zip Code)

(708) 430-7500

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed, Michael Schneider departed as Senior Vice President, Chief Financial Officer, Treasurer and Secretary of Manitex International, Inc. (the “Company”), effective January 29, 2018. On March 23, 2018, the Company entered into a Settlement and Release Agreement with Mr. Schneider (the “Settlement Agreement”). The Settlement Agreement will become effective if Mr. Schneider does not revoke his acceptance of it within seven (7) days of signing. Pursuant to the Settlement Agreement, Mr. Schneider will receive severance pay equal to $250,000, less applicable taxes and withholdings, payable in a single lump sum payment. This payment is in lieu of any bonus payment that Mr. Schneider would otherwise have been eligible to receive with respect to his employment with the Company in 2017 and 2018.

The Settlement Agreement further requires Mr. Schneider to remain reasonably available to the Company for a period of eight (8) weeks to assist in the smooth transition of his duties to one or more other Company employees.

Under the Settlement Agreement, Mr. Schneider waives and releases all claims, express or implied, known or unknown, against the Company and its affiliates, and the Company waives and releases all claims, express or implied, known or unknown, against Mr. Schneider, in each case arising before the date of execution of the Settlement Agreement.

The description of the Settlement Agreement contained herein does not purport to be complete and is qualified in its entirety by reference to the form of Settlement Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit
No.	Description

10.1	Settlement and Release Agreement dated March 23, 2018, between Manitex International, Inc. and Michael Schneider.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MANITEX INTERNATIONAL, INC.

By:	/s/ David J. Langevin
Name:	David J. Langevin
Title:	Chief Executive Officer

Date: March 29, 2018